                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )


    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12



                                    NORWEST ADVANTAGE FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
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
                     IMPORTANT NOTICE: PLEASE COMPLETE THE
                     ENCLOSED PROXY BALLOT AND RETURN IT AS
                  SOON AS POSSIBLE. FOR YOUR CONVENIENCE, YOU
                MAY VOTE BY CALLING THE TOLL-FREE NUMBER PRINTED
                 ON YOUR PROXY BALLOT 24 HOURS/DAY. IF YOU HAVE
               ANY QUESTIONS, YOU MAY CALL D.F. KING & CO., INC.
    TOLL-FREE FROM 6:00 A.M. TO 7:00 P.M. (PACIFIC TIME) AT 1-800-326-3066.
                YOU ALSO MAY VOTE BY FAXING YOUR PROXY BALLOT TO
           D.F. KING & CO., INC. AT 1-212-269-2796 OR BY INTERNET AT
              WWW.PROXYVOTE.COM. A CONFIRMATION OF YOUR TELEPHONE
                      OR FAXED VOTE WILL BE MAILED TO YOU.

                            NORWEST ADVANTAGE FUNDS
                              TWO PORTLAND SQUARE
                               PORTLAND, ME 04101


                                  June 1, 1999


Dear Valued Shareholder:

    We are seeking your approval of a proposed reorganization of your Norwest Advantage Fund into a new Fund of Wells Fargo Funds Trust. The proposed reorganization is part of a larger plan to consolidate the Stagecoach Fund and Norwest Advantage Fund families, following last November's merger of Wells Fargo & Company and Norwest Corporation. Currently, the Stagecoach Funds and Norwest Advantage Funds are organized in two different legal entities. In a separate proxy statement, the Stagecoach Funds also are seeking approval from their shareholders for the proposed reorganization of the Stagecoach Funds into new Funds of the Wells Fargo Funds Trust.

    By consolidating these Fund families into new entities, we expect to reduce management and administrative inefficiencies arising from the operation of two separate legal entities. We also will achieve increased market presence for the new consolidated Fund family, which we believe will be advantageous for all Fund shareholders.

    WELLS FARGO BANK HAS AGREED TO PAY ALL EXPENSES OF THE REORGANIZATION SO THAT SHAREHOLDERS WILL NOT BEAR THESE COSTS.

    THE BOARD OF TRUSTEES OF THE NORWEST ADVANTAGE FUNDS HAS UNANIMOUSLY APPROVED THE REORGANIZATION AND BELIEVES THAT IT IS IN THE BEST INTERESTS OF SHAREHOLDERS AND THAT THE INTERESTS OF SHAREHOLDERS WILL NOT BE DILUTED AS A RESULT OF THE REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL AND APPROVE THE REORGANIZATION.

    Under the reorganization, each of the Norwest Advantage Funds will transfer all of its assets and liabilities to a Wells Fargo Trust Fund with the same investment objectives and principal investment strategies. We will refer to these Fund groups as the NAF Funds and the WF Funds and all of them together as the Funds. We will refer to the Stagecoach Funds as the SC Funds. After the reorganization, shareholders of the NAF Funds will hold shares of the corresponding WF Fund having the same total value as the shares of the NAF Fund that the shareholders held immediately before the reorganization.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION?

    - The combined Fund families will provide investors with a wider array of investment options and therefore more choices of available funds.

    - The reorganization will be tax-free for all Funds, except for the Ready Cash Investment Fund, and the shareholders of this Fund are not expected to experience any tax consequences if the reorganization is approved.

    - By reducing the number of legal entities to one, the reorganization will result in operating efficiencies for the Funds.

    - Wells Fargo will pay all of the costs of the reorganization.

    You do not need to make any changes to your investments now. We are confident that you will be pleased with the choices in the new WF Fund family.


    Please read the enclosed proxy materials and consider the information presented. We encourage you to complete and mail your proxy card promptly. No postage is necessary if you mail it in the United States. You also may send your proxy to us by fax at 1-212-269-2796, or vote on the internet (http:// www.proxyvote.com) or by telephone at the toll-free number printed on your proxy ballot. We encourage you to vote promptly.



                                          Very truly yours,



                                          /s/ John Y. Keffer
                                          John Y. Keffer
                                          President
                                          Norwest Advantage Funds

                            DIVERSIFIED EQUITY FUND
                        PERFORMA DISCIPLINED GROWTH FUND
                           DIVERSIFIED SMALL CAP FUND
                               GROWTH EQUITY FUND
                                   INDEX FUND
                               INTERNATIONAL FUND
                           LARGE COMPANY GROWTH FUND
                          SMALL CAP OPPORTUNITIES FUND
                         PERFORMA SMALL CAP VALUE FUND
                           SMALL COMPANY GROWTH FUND
                       WEALTHBUILDER II GROWTH PORTFOLIO
                  WEALTHBUILDER II GROWTH AND INCOME PORTFOLIO
                        AGGRESSIVE BALANCED-EQUITY FUND
                              GROWTH BALANCED FUND
                             MODERATE BALANCED FUND
                   WEALTHBUILDER II GROWTH BALANCED PORTFOLIO
                             DIVERSIFIED BOND FUND
                               STABLE INCOME FUND
                             STRATEGIC INCOME FUND
                             COLORADO TAX-FREE FUND
                           LIMITED TERM TAX-FREE FUND
                      MINNESOTA INTERMEDIATE TAX-FREE FUND
                            MINNESOTA TAX-FREE FUND
              READY CASH INVESTMENT FUND (Public Entities Shares)
                                 TREASURY FUND

                            NORWEST ADVANTAGE FUNDS
                              TWO PORTLAND SQUARE
                               PORTLAND, ME 04101

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          SCHEDULED FOR AUGUST 5, 1999

    This is the formal agenda for the Funds' special shareholder meeting. It tells shareholders what matters will be voted on and the time and place of the meeting.

To the Shareholders of Norwest Advantage Funds:


    A special meeting of the shareholders will be held on August 5, 1999, at 10:00 a.m. (Eastern Time) at the office of Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C., to consider the following:


    1. A proposal to approve an Agreement and Plan of Reorganization for the NAF Funds. Under this Agreement, the NAF Funds listed above will transfer all of their assets and liabilities to a newly-created corresponding WF Fund in exchange for shares of the WF Fund. These shares will be distributed proportionately to the shareholders of the NAF Fund. The WF Fund also would assume the liabilities of the NAF Fund.

    2.  Any other business that properly comes before the meeting.

    Shareholders of record as of the close of business on May 6, 1999 are entitled to vote at the meeting and any related follow-up meetings.

    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD (VOTING INSTRUCTION CARD), OR VOTE ON THE INTERNET OR BY TELEPHONE.

                                          By Order of the Board of Trustees


                                          David I. Goldstein
                                          Secretary
                                          Norwest Advantage Funds



June 1, 1999


              YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE
              NUMBER OF SHARES THAT YOU OWNED ON THE RECORD DATE.

                            DIVERSIFIED EQUITY FUND
                        PERFORMA DISCIPLINED GROWTH FUND
                           DIVERSIFIED SMALL CAP FUND
                               GROWTH EQUITY FUND
                                   INDEX FUND
                               INTERNATIONAL FUND
                           LARGE COMPANY GROWTH FUND
                          SMALL CAP OPPORTUNITIES FUND
                         PERFORMA SMALL CAP VALUE FUND
                           SMALL COMPANY GROWTH FUND
                       WEALTHBUILDER II GROWTH PORTFOLIO
                  WEALTHBUILDER II GROWTH AND INCOME PORTFOLIO
                        AGGRESSIVE BALANCED-EQUITY FUND
                              GROWTH BALANCED FUND
                             MODERATE BALANCED FUND
                   WEALTHBUILDER II GROWTH BALANCED PORTFOLIO
                             DIVERSIFIED BOND FUND
                               STABLE INCOME FUND
                             STRATEGIC INCOME FUND
                             COLORADO TAX-FREE FUND
                           LIMITED TERM TAX-FREE FUND
                      MINNESOTA INTERMEDIATE TAX-FREE FUND
                            MINNESOTA TAX-FREE FUND
              READY CASH INVESTMENT FUND (Public Entities Shares)
                                 TREASURY FUND

                            COMBINED PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS

                                  INTRODUCTION

WHAT IS THIS DOCUMENT AND WHY DID WE SEND IT TO YOU?

    On March 25, 1999, the Board of Trustees approved a plan to reorganize the NAF Funds into newly created WF Funds with the same investment objectives and principal investment strategies. The proposed reorganization is part of a larger plan to consolidate the SC Fund and NAF Fund families, following the merger of Wells Fargo & Company and Norwest Corporation in November 1998. This proxy statement contains the information shareholders should know before voting on the proposed reorganization of the following NAF Funds into a corresponding WF Fund.

-------------------------------------------------------------------------------------------
                                                           will reorganize into
                  NAF FUND                                        WF FUND
-------------------------------------------------------------------------------------------
           Diversified Equity Fund                        Diversified Equity Fund
      Performa Disciplined Growth Fund                    Disciplined Growth Fund
         Diversified Small Cap Fund                     Diversified Small Cap Fund
             Growth Equity Fund                             Growth Equity Fund
                 Index Fund                                     Index Fund
             International Fund                             International Fund
          Large Company Growth Fund                      Large Company Growth Fund
        Small Cap Opportunities Fund                   Small Cap Opportunities Fund
        Performa Small Cap Value Fund                      Small Cap Value Fund
          Small Company Growth Fund                      Small Company Growth Fund
      WealthBuilder II Growth Portfolio              WealthBuilder II Growth Portfolio
WealthBuilder II Growth and Income Portfolio   WealthBuilder II Growth and Income Portfolio
       Aggressive Balanced-Equity Fund                Aggressive Balanced-Equity Fund
            Growth Balanced Fund                           Growth Balanced Fund
           Moderate Balanced Fund                         Moderate Balanced Fund
 WealthBuilder II Growth Balanced Portfolio     WealthBuilder II Growth Balanced Portfolio
            Diversified Bond Fund                          Diversified Bond Fund
             Stable Income Fund                             Stable Income Fund
            Strategic Income Fund                          Strategic Income Fund
           Colorado Tax-Free Fund                         Colorado Tax-Free Fund
         Limited Term Tax-Free Fund                     Limited Term Tax-Free Fund
    Minnesota Intermediate Tax-Free Fund           Minnesota Intermediate Tax-Free Fund
           Minnesota Tax-Free Fund                        Minnesota Tax-Free Fund
 Ready Cash Investment Fund (Public Entities        Prime Investment Money Market Fund
                   Shares)
                Treasury Fund                         100% Treasury Money Market Fund


HOW WILL THE REORGANIZATION WORK?

    The reorganization will involve three steps:

    - the transfer of the assets of each NAF Fund to a corresponding WF Fund in exchange for shares of the WF Fund of equivalent value to the net assets transferred;

    - the pro rata distribution of the WF Fund's shares to the shareholders of record of the NAF Fund as of the effective date of the reorganization in full redemption of those shareholders' shares in the NAF Fund; and

    - the immediate liquidation and termination of the NAF Fund.

    As a result of the reorganization, each shareholder of a NAF Fund will instead hold shares of the corresponding WF Fund having the same total value as the shares of the NAF Fund that they held immediately before the reorganization. If a majority of the shares of one of the NAF Funds do not approve the reorganization, the NAF Fund will not participate in the reorganization. In such a case, the NAF Fund will continue its operations and its Trustees will consider what further action is appropriate.

IS ADDITIONAL INFORMATION ABOUT THE FUNDS AVAILABLE?

    Yes, additional information about the NAF Funds is available in:

    - Prospectuses for the NAF and WF Funds;

    - Statements of Additional Information, or SAIs, for the NAF and WF Funds;
      and

    - NAF Funds' Annual and Semi-Annual Reports to shareholders, which contain financial information for the most recent periods.

    All of this information is in documents filed with the Securities and Exchange Commission. The financial statements contained in shareholder reports are legally deemed to be part of this proxy statement. The shareholder reports have been previously mailed to shareholders.

    The WF Funds currently are not operating mutual funds nor do they have an effective prospectus that contains a description of all of the new WF Funds. They do, however, have a preliminary prospectus and Statement of Additional Information. These documents are subject to completion and revision before becoming effective with the SEC.

    All of these documents are available through the SEC's web site at www.sec.gov. You may find information about the WF Funds under Wells Fargo Funds Trust and information about the NAF Funds under Norwest Advantage Funds, Inc. Shareholders also may obtain these documents without charge by writing to or calling:

                            Wells Fargo Funds Trust
                                 P.O. Box 7066
                          San Francisco, CA 94120-7066
                                 1-800-552-9612


    There is an Agreement and Plan of Reorganization between the NAF Funds and WF Funds that describes the technical details of how the reorganization will be accomplished. Copies of this Agreement and Plan are available without charge by writing to or calling us at the address or telephone number listed above.



    It is expected that this Proxy Statement will be mailed to shareholders on June 1, 1999.

                               TABLE OF CONTENTS


                                                                                                                PAGE
                                                                                                                -----
Introduction...............................................................................................           9

  Description of the Proposal..............................................................................           9

  The Reasons for the Reorganization.......................................................................           9

The Effects of the Reorganization..........................................................................          10

  Comparison of Business Structures........................................................................          10

  Comparison of Investment Advisors and Advisory Fees......................................................          11

  Modernized and Streamlined Investment Policies and Restrictions..........................................          11

  Comparison of Fees and Expenses..........................................................................          11

Other Information about the Proposed Reorganization........................................................          14

  Federal Income Tax Consequences..........................................................................          14

  More Information on Proxy Voting.........................................................................          14

  Large Shareholders.......................................................................................          15

  Matters Incorporated by Reference........................................................................          18

EXHIBIT A: Fee Tables......................................................................................          19

EXHIBIT B: Trustees of the Wells Fargo Funds Trust.........................................................          57

EXHIBIT C: Outstanding Shares..............................................................................          58

INTRODUCTION

    The Board of Trustees called this shareholder meeting to allow shareholders to consider and vote on one proposal--the proposed reorganization of the NAF Funds into WF Funds. We shall refer to this as the reorganization. Although there is one proposal before shareholders of each Fund, the reorganization will result in some changes common to all of the Funds and some changes that are limited to particular Funds. Please be sure to read the entire proxy statement and the attached exhibits to determine how the reorganization will affect your particular Fund before casting your vote.

    DESCRIPTION OF THE PROPOSAL

    On March 25, 1999, the Board of Trustees of the NAF Funds unanimously voted to approve the reorganization, subject to approval of the Funds' shareholders. At the shareholder meeting, the shareholders of the NAF Funds will be asked to approve the proposed reorganization of the NAF Funds into corresponding WF Funds. The reorganization will include the transfer of all assets and liabilities of each NAF Fund to a corresponding WF Fund. Each NAF Fund shareholder will receive shares of a comparable class of the WF Fund having the same total value as the shares of the NAF Fund in which the shareholder invested. If approved by shareholders, the reorganization is expected to occur in September 1999.

    The investment objectives and principal investment strategies of each Fund will remain the same. The WF Funds differ in some respects from the NAF Funds. These differences are described in general terms below.

    THE REASONS FOR THE REORGANIZATION


    The reorganization is part of a larger plan to consolidate the SC Fund and NAF Fund families after the merger of Wells Fargo & Company and Norwest Corporation in November 1998. To accomplish this goal, some of the SC Funds and the NAF Funds are merging together into new WF Funds. YOUR Fund is NOT being merged with an existing SC Fund. Rather, your Fund will be reorganized into a new WF Fund with the same investment objectives and principal investment strategies as your existing NAF Fund.


    One of the primary purposes of the reorganization is to consolidate the SC Fund family and the NAF Fund family into a new WF Fund family, which will offer 61 funds. The benefits of consolidating the Funds are:

    - eliminating the marketing and management overlap arising from operating two separate fund families;

    - facilitating more effective marketing and distribution of all Fund shares by creating a single, recognizable fund family--the WF Fund family;

    - providing shareholders with access to an expanded menu of investment choices, which should benefit all Fund shareholders; and


    - creating legal entities subject to the same state law and governing documents, which can increase operational efficiencies and may reduce expenses by eliminating duplicative costs, such as fund compliance and recordkeeping.


    The completion of the reorganization is conditioned upon the NAF Funds receiving an opinion that the reorganization, except for the Ready Cash Investment Fund, will be tax-free. Although the reorganization of the Ready Cash Investment Fund does not technically qualify as a tax-fee transaction, it is not expected to result in tax consequences for shareholders.

    The reorganization will not result in dilution for any shareholder because each NAF Fund shareholder will own the same amount of shares with the same value of the WF Fund immediately after the reorganization that the shareholder owned in the NAF Fund immediately before the reorganization.

    Wells Fargo also has agreed to pay all of the expenses associated with the reorganization, including the cost of soliciting proxies to obtain shareholder approval.

    After considering the expense ratios for the existing NAF Fund and the corresponding WF Fund and all of the benefits of the proposed reorganization, the NAF Board unanimously approved the proposed reorganization and recommended that you vote to approve the reorganization by voting FOR the proposal.

THE EFFECTS OF THE REORGANIZATION

    The reorganization will result in some changes that are common to all of the NAF Funds and establish a new fee structure for each NAF Fund. These changes are listed below and are discussed in more detail later in the sections that follow.

    - The reorganization of all of the Funds into a new Delaware business trust with ten Trustees, five of whom currently serve as SC Fund Directors and five of whom currently serve as NAF Fund Trustees;

    - New investment advisory arrangements with Wells Fargo;

    - Modernizing and streamlining the fundamental investment policies of the Funds, and classifying the investment objective of each Fund as a non-fundamental policy; and

    - The creation of a new fee structure.

    COMPARISON OF BUSINESS STRUCTURES

    Federal securities laws largely govern the way that mutual funds operate, but they do not cover every aspect of a fund's existence and operation. State law and a fund's governing documents fill in most of the gaps and can create additional operational rules and restrictions that funds must follow. Your NAF Fund is currently organized as a Delaware business trust. The proposed reorganization would reorganize your Fund into a new Delaware business trust with new governing documents. The reason for choosing a new Delaware business trust is to have all the Funds of the new WF Fund family organized in the same manner, subject to the same state law and governing documents, and to take advantage of this chance to adopt modern, updated organizational documents for the new Fund family.

    Because your Fund is a Delaware trust, the reorganization would not change the applicable state law. The following is a discussion of the current governing documents of your NAF Fund and the governing documents that will apply if it reorganizes as a new WF Fund. This discussion highlights certain information about the Funds' business structures and explains some of the differences between them.


    - THE BOARD OF TRUSTEES. Both the NAF Funds and the WF Funds have a Board of Trustees. The NAF Funds currently have eight trustees. The Board of the WF Funds will have ten trustees, five of whom currently serve as SC Fund Directors and five of whom currently serve as NAF Fund Trustees. A majority of the Trustees of the WF Funds are disinterested trustees, which means that they are independent of the WF Funds and the Funds' adviser and distributor. A combined Board of SC Fund Directors and NAF Fund Trustees should ensure a smooth consolidation of the Fund families. Exhibit B contains a table with biographical information about the Trustees of the WF Funds.


    - ACTIONS OF THE BOARD. Delaware business trust law provides Boards with flexibility in how they may meet and decide matters for the Funds. Under Delaware law, there is no restriction on how the Board may act and the Board may determine these matters if the Fund's governing documents are drafted to permit them to do so. Like the NAF Funds, the WF Funds' governing documents give the Board flexibility to decide matters for the Funds.


    - SHAREHOLDER VOTING RIGHTS. Under Delaware law, shareholders are entitled to vote only on matters if required by applicable laws or under the governing documents. The WF Funds' governing documents would require shareholder approval of any matter only if required under the securities laws or if the Board decides to submit the matter for shareholder approval. Some shareholder voting rights will be changed as a result of the reorganization. For example, the WF shareholders will not have the right to vote on reorganizations unless required under the federal securities laws. Certain shareholder rights, including the right to call special meetings for the purpose of removing trustees and the right to vote to remove trustees, will not be affected by the reorganization. By limiting mandatory shareholder votes to those matters expressly required by applicable law, the Funds can save money by not having to schedule special shareholder meetings and solicit shareholder proxies.


    COMPARISON OF INVESTMENT ADVISORS AND ADVISORY FEES


    Norwest Investment Management, Inc., or NIM, which is now a wholly-owned subsidiary of Wells Fargo & Company, Norwest Center, Sixth Street and Marquette, Minneapolis, MN 55479, is currently the investment advisor for each NAF Fund. In this capacity, NIM makes investment decisions for and administers the Funds' investment programs. As of December 31, 1998, NIM provided advisory services for $29.9 billion in assets.



    As a result of the reorganization, Wells Fargo Bank, also a wholly-owned subsidiary of Wells Fargo & Company, will replace NIM as the investment advisor to each Fund. Wells Fargo Bank is located at 525 Market St., San Francisco, CA 94163. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As of December 31, 1998, Wells Fargo and its affiliates provided advisory services for $202 billion in assets.



    Wells Fargo Bank will employ Wells Capital Management Incorporated, or WCM, as sub-adviser to each Fund. The portfolio managers of the WF Funds and the personnel overseeing those portfolio managers, however, will continue to manage and oversee the successor WF Fund as employees of WCM or Wells Fargo Bank. WCM, a wholly-owned subsidiary of Wells Fargo Bank, currently serves as investment sub-advisor to many of the SC Funds. In this capacity, it is responsible for the day-to-day management activities of those Funds. As of December 31, 1998, WCM provided advisory services for $39.3 billion in assets.



    Exhibit A contains tables that compare the current and proposed fees for each of the Funds, including a comparison of current and proposed advisory fees, with and without waivers and reimbursements.


    MODERNIZED AND STREAMLINED INVESTMENT POLICIES AND RESTRICTIONS

    YOUR FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES WILL NOT CHANGE AS A RESULT OF THE REORGANIZATION.


    The WF Funds' investment objectives will not be classified as fundamental, which means that the Board can change them without shareholder approval. By eliminating the need for shareholder approval, the Funds can better respond to changing conditions and can save the Funds and their shareholders money by eliminating the need to solicit proxies to obtain shareholder approval. There is no current plan to change any investment objectives.



    The WF Funds will have fewer "fundamental" investment policies, which can only be changed with shareholder approval and restrict the Funds' ability to respond to new developments and changing trends. The list of "fundamental" policies will be consistent across all WF Funds (with limited exceptions), which will greatly facilitate compliance and monitoring activities.


    COMPARISON OF FEES AND EXPENSES

    After the reorganization, most of the NAF Funds, with the largest proportion of assets and shareholders, are projected to have the same or lower operating expense ratios. These projected lower expense ratios take into account potential savings in fixed and variable expenses resulting from combining the operations of the SC and NAF Fund families and renegotiated contract terms with vendors. Some of the NAF Funds, primarily their retail classes, which affect fewer shareholders and less assets, are projected to have higher operating expense ratios before waivers and reimbursements. These higher expense ratios are due primarily to new or increased shareholder servicing fees that are intended to improve the scope or quality of services provided to WF Fund shareholders. Wells Fargo, as investment adviser to the WF Funds, has agreed to a fee waiver or expense reimbursement for a period of one year for each WF Fund so that the operating expense ratios will remain at or closer to current expense ratios. After the one year period, the fee waivers may be reduced only with the approval of the Board of Trustees.



    The following table shows the total operating expense ratios before and after fee waivers and/or expense reimbursements and the pro forma total expenses of the WF Funds.



 -----------------------------------------------------------------------------------------------------

                                   TOTAL OPERATING                                      TOTAL OPERATING
                                   EXPENSES                                             EXPENSES
  NAF FUND/                        BEFORE/AFTER      WF FUND/                           BEFORE/AFTER
  SHARE CLASS                      WAIVERS           SHARE CLASS                        WAIVERS
DIVERSIFIED EQUITY FUND                              DIVERSIFIED EQUITY FUND
  Class A                            1.24%/1.00%     Class A                              1.48%/1.00%
  Class B                            2.24%/1.75%     Class B                              2.22%/1.75%
  Class C                            1.99%/1.75%     Class C                              2.26%/1.75%
  Institutional Class                1.17%/1.00%     Institutional Class                  1.13%/1.00%
PERFORMA DISCIPLINED GROWTH FUND                     DISCIPLINED GROWTH FUND
  Institutional Class                2.49%/1.25%     Institutional Class                  1.14%/1.00%
DIVERSIFIED SMALL CAP FUND                           DIVERSIFIED SMALL CAP FUND
  Class A                            2.94%/1.40%     Class A                              1.71%/1.40%
  Class B                            3.70%/1.95%     Class B                              2.66%/2.15%
  Institutional Class                2.70%/1.20%     Institutional Class                  1.46%/1.20%
GROWTH EQUITY FUND                                   GROWTH EQUITY FUND
  Class A                            1.48%/1.25%     Class A                              1.68%/1.50%
  Class B                            2.51%/2.00%     Class B                              2.48%/2.25%
  Class C                            2.26%/2.00%     Class C                              2.48%/2.25%
  Institutional Class                1.41%/1.25%     Institutional Class                  1.33%/1.25%
INDEX FUND                                           INDEX FUND
  Institutional Class                0.57%/0.25%     Institutional Class                  0.40%/0.25%
INTERNATIONAL FUND                                   INTERNATIONAL FUND
  Class A                            1.86%/1.50%     Class A                              1.91%/1.75%
  Class B                            2.95%/2.25%     Class B                              2.67%/2.50%
  Institutional Class                1.66%/1.50%     Institutional Class                  1.52%/1.50%
LARGE COMPANY GROWTH FUND                            LARGE COMPANY GROWTH FUND
  Class A                            1.32%/1.20%     Class A                              1.25%/1.20%
  Class B                            2.08%/1.75%     Class B                              2.04%/1.75%
  Institutional Class                1.08%/1.00%     Institutional Class                  1.01%/1.00%

 -----------------------------------------------------------------------------------------------------

                                   TOTAL OPERATING                                      TOTAL OPERATING
                                   EXPENSES                                             EXPENSES
  NAF FUND/                        BEFORE/AFTER      WF FUND/                           BEFORE/AFTER
  SHARE CLASS                      WAIVERS           SHARE CLASS                        WAIVERS
SMALL CAP OPPORTUNITIES FUND                         SMALL CAP OPPORTUNITIES
  Class A                            1.78%/1.25%     Class A                              1.82%/1.40%
  Class B                            3.05%/2.00%     Class B                              2.65%/2.15%
  Institutional Class                1.38%/1.25%     Institutional Class                  1.36%/1.25%
PERFORMA SMALL CAP VALUE FUND                        SMALL CAP VALUE FUND
  Institutional Class                3.59%/1.30%     Institutional Class                  1.61%/1.25%
SMALL COMPANY GROWTH FUND                            SMALL COMPANY GROWTH FUND
  Institutional Class                1.31%/1.25%     Institutional Class                  1.26%/1.25%
WEALTHBUILDER II GROWTH PORTFOLIO    3.32%/1.25%     WEALTHBUILDER II GROWTH PORTFOLIO    1.84%/1.25%
WEALTHBUILDER II GROWTH AND          2.90%/1.25%     WEALTHBUILDER II GROWTH AND          1.89%/1.25%
  INCOME PORTFOLIO                                     INCOME PORTFOLIO
AGGRESSIVE BALANCED-EQUITY FUND                      AGGRESSIVE BALANCED-EQUITY FUND
  Institutional Class                2.35%/1.00%     Institutional Class                  1.31%/1.00%
GROWTH BALANCED FUND                                 GROWTH BALANCED FUND
  Class A                            1.39%/1.15%     Class A                              1.38%/1.15%
  Class B                            2.15%/1.68%     Class B                              2.15%/1.90%
  Class C                            1.90%/1.68%     Class C                              2.15%/1.90%
  Institutional Class                1.15%/0.93%     Institutional Class                  1.11%/0.93%
MODERATE BALANCED FUND                               MODERATE BALANCED FUND
  Institutional Class                1.11%/0.88%     Institutional Class                  1.07%/0.88%
WEALTHBUILDER II GROWTH BALANCED     2.64%/1.25%     WEALTHBUILDER II GROWTH BALANCED     1.67%/1.25%
  PORTFOLIO                                            PORTFOLIO
DIVERSIFIED BOND FUND                                DIVERSIFIED BOND FUND
  Institutional Class                1.09%/0.70%     Institutional Class                  0.80%/0.70%
STABLE INCOME FUND                                   STABLE INCOME FUND
  Class A                            0.97%/0.65%     Class A                              1.07%/0.90%
  Class B                            2.37%/1.40%     Class B                              1.87%/1.65%
  Institutional Class                0.81%/0.65%     Institutional Class                  0.83%/0.65%
STRATEGIC INCOME FUND                                STRATEGIC INCOME FUND
  Institutional Class                1.08%/0.80%     Institutional Class                  1.03%/0.80%
COLORADO TAX-FREE FUND                               COLORADO TAX-FREE FUND
  Class A                            1.04%/0.60%     Class A                              1.00%/0.60%
  Class B                            2.04%/1.35%     Class B                              1.77%/1.35%
  Institutional Class                1.01%/0.60%     Institutional Class                  0.77%/0.60%
LIMITED TERM TAX-FREE FUND                           LIMITED TERM TAX-FREE FUND
  Institutional Class                1.03%/0.65%     Institutional Class                  0.78%/0.60%
MINNESOTA INTERMEDIATE TAX-FREE                      MINNESOTA INTERMEDIATE TAX-FREE
  FUND                                                 FUND
  Institutional Class                0.72%/0.60%     Institutional Class                  0.64%/0.60%

 -----------------------------------------------------------------------------------------------------

                                   TOTAL OPERATING                                      TOTAL OPERATING
                                   EXPENSES                                             EXPENSES
  NAF FUND/                        BEFORE/AFTER      WF FUND/                           BEFORE/AFTER
  SHARE CLASS                      WAIVERS           SHARE CLASS                        WAIVERS
MINNESOTA TAX-FREE FUND                              MINNESOTA TAX-FREE FUND
  Class A                            1.07%/0.60%     Class A                              1.02%/0.60%
  Class B                            2.07%/1.35%     Class B                              1.80%/1.35%
  Institutional Class                1.04%/0.60%     Institutional Class                  0.85%/0.60%
READY CASH INVESTMENT FUND                           PRIME INVESTMENT MONEY MARKET
  (Public Entities Shares)                             FUND
  Institutional Class                0.89%/0.55%     Service Class                        0.71%/0.55%
TREASURY FUND                                        100% TREASURY MONEY MARKET FUND
  Institutional Class                0.54%/0.46%     Service Class                        0.55%/0.46%



    See Exhibit A for more information about expenses, both before and after waivers and reimbursements.


OTHER INFORMATION ABOUT THE PROPOSED REORGANIZATION

    FEDERAL INCOME TAX CONSEQUENCES

    The completion of this reorganization is subject to the condition that the NAF Funds receive an opinion from KPMG LLP that the reorganization will not result in the recognition of gain or loss for federal income tax purposes by the Funds under Sections 361 and 1032 of the Internal Revenue Code of 1986, or by the Funds' shareholders under Section 354 of the Code. For the Ready Cash Investment Fund, the reorganization will not be a tax-free transaction, but it is not expected to result in tax consequences to the Fund's shareholders.

    MORE INFORMATION ON PROXY VOTING

    If you own shares of a NAF Fund on May 6, 1999, you are eligible to vote on the proposed reorganization. You may cast one vote for each Fund share that you own on the record date.


    You may vote in one of five ways. You may complete and sign the enclosed proxy card and either mail it to us in the enclosed prepaid return envelope (if mailed in the United States) or fax it to us at 1-212-269-2796. You may vote on the internet by going to http://www.proxyvote.com and following the instructions. You also can vote by calling the toll-free number printed on your proxy ballot. To vote via the Internet or by telephone, you will need to have the 12-digit control number printed on your proxy ballot. Last, you may vote in person by attending the special meeting.


    You may revoke a proxy after you have given it by submitting to the appropriate NAF Fund a later dated proxy, delivering to the NAF Fund a written notice of revocation, or otherwise giving written notice of revocation in person at the meeting. All properly executed proxies received in time for the meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal.


    In order to proceed with the reorganization, the lesser of (a) 67% or more of the Fund's voting shares, if holders of more than 50% of a Fund's outstanding shares are present or represented by proxy, or (b) more than 50% of a Fund's outstanding voting shares must vote to approve the reorganization. Exhibit C contains a table that lists the total number of outstanding shares of each class of the NAF Funds eligible to vote on the proposal.


    The election inspectors will count your vote at the meeting, if cast in person or by proxy. The election inspectors will count:

    - votes cast "for" the proposal to determine whether sufficient affirmative votes have been cast; and

    - abstentions and broker non-votes of shares to determine whether a quorum is present at the meeting, but not to determine whether the proposal has been approved.


    Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker lacks discretionary voting authority.


    The NAF Fund Trustees know of no matters other than the proposal discussed in this proxy statement that will be brought before the shareholder meeting. If, however, any other matters properly come before the meeting, it is the Trustees' intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form or proxy.


    In addition to the solicitation of proxies by mail or expedited delivery service, the NAF Funds' Board of Trustees or officers and employees and agents of D.F. King & Co., Inc. may solicit proxies in person or by telephone. Wells Fargo Bank will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting materials to their principals. The NAF Funds have engaged the proxy solicitation firm D.F. King & Co., Inc. which, for its solicitation services, will receive a fee from Wells Fargo Bank estimated at $20,000 and reimbursement of out of pocket expenses estimated at $155,000.


    LARGE SHAREHOLDERS

    The federal securities laws require that we include information about shareholders that own 5% or more of the outstanding shares of any of the Funds.


                                                AS OF APRIL 30, 1999
---------------------------------------------------------------------------------------------------------------------
                                                                            CLASS AND       PERCENTAGE    PERCENTAGE
FUND                                   ADDRESS                          TYPE OF OWNERSHIP    OF CLASS      OF FUND
-------------  -------------------------------------------------------  -----------------  ------------  ------------
Colorado Tax-  NORWEST INVESTMENT SERVICES INC                               Class A           15.766%        6.497%
Free Fund      FBO 017337991                                              Record Holder
               NORTHSTAR BUILDING EAST - 8TH FLOOR
               608 SECOND AVENUE SOUTH
               MINNEAPOLIS MN 55479-0162

International  NORWEST WEALTHBUILDER                                         Class A           31.861%        0.347%
Fund           REINVEST ACCOUNT                                           Record Holder
               733 MARQUETTE AVE
               MINNEAPOLIS MN 55479-0040

               WELLS FARGO BANK NA                                           Class A            8.653%        0.094%
               AGNT NOGGLE CRAT I TRUST                                   Record Holder
               MAC 913-027
               MUTUAL FUND TRANSFER UNIT
               26610 WEST AGOURA RD
               CALABASA CA 91302

Stable Income  NORWEST INVESTMENT SERVICES INC                               Class A            9.264%        0.491%
Fund           FBO 021219031                                              Record Holder
               NORTHSTAR BUILDING EAST - 8TH FLOOR
               608 SECOND AVENUE SOUTH
               MINNEAPOLIS MN 55479-0162

               KOCH INDUSTRIES INC                                           Class A           15.226%        0.807%
               C/O WILSHIRE ASSET MGMT                                    Record Holder
               1299 OCEAN AVE SUITE 700
               SANTA MONICA CA 90401

               NORWEST INVESTMENT SERVICES INC                               Class A            8.192%        0.434%
               FBO 705734561                                              Record Holder
               NORTHSTAR BUILDING EAST - 9TH FLOOR
               608 SECOND AVENUE SOUTH
               MINNEAPOLIS MN 55479-0162

                                                AS OF APRIL 30, 1999
---------------------------------------------------------------------------------------------------------------------
                                                                            CLASS AND       PERCENTAGE    PERCENTAGE
FUND                                   ADDRESS                          TYPE OF OWNERSHIP    OF CLASS      OF FUND
-------------  -------------------------------------------------------  -----------------  ------------  ------------
               NATIONAL MARROW DONOR PROGRAM                                 Class A           20.000%        1.061%
               ATTN JEFF UECKER                                           Record Holder
               SUITE 400
               3433 BROADWAY N E
               MINNEAPOLIS MN 55413-1740

Growth Equity  NORWEST WEALTHBUILDER                                         Class A           19.949%        0.366%
Fund           REINVEST ACCOUNT                                           Record Holder
               733 MARQUETTE AVE
               MINNEAPOLIS MN 55479-0040

International  LOUENE C PERRY                                                Class B           11.551%        0.084%
Fund           5620 CHELSEA CIR                                           Record Holder
               BRYAN TX 77802-5680

               NORWEST INVESTMENT SERVICES INC                               Class B            5.556%        0.041%
               FBO 012957081                                              Record Holder
               NORTHSTAR BUILDING EAST - 8TH FLOOR
               608 SECOND AVENUE SOUTH
               MINNEAPOLIS MN 55479-0162

Stable Income  NORWEST INVESTMENT SERVICES INC                               Class B            9.010%        0.109%
Fund           FBO 102953761                                              Record Holder
               NORTHSTAR BUILDING EAST - 8TH FLOOR
               608 SECOND AVENUE SOUTH
               MINNEAPOLIS MN 55479-0162

               NORWEST INVESTMENT SERVICES INC                               Class B            7.956%        0.096%
               FBO 101114091                                              Record Holder
               NORTHSTAR BUILDING EAST - 9TH FLOOR
               608 SECOND AVENUE SOUTH
               MINNEAPOLIS MN 55479-0162

               NORWEST INVESTMENT SERVICES INC                               Class B           13.321%        0.161%
               FBO 731186551                                              Record Holder
               NORTHSTAR BUILDING EAST - 9TH FLOOR
               608 SECOND AVENUE SOUTH
               MINNEAPOLIS MN 55479-0162

               NORWEST INVESTMENT SERVICES INC                               Class B            8.845%        0.107%
               FBO 708238851                                              Record Holder
               NORTHSTAR BUILDING EAST - 9TH FLOOR
               608 SECOND AVENUE SOUTH
               MINNEAPOLIS MN 55479-0162

Minnesota      EMSEG & CO                                                    Class I           17.355%        5.305%
Tax-Free Fund  MINNESOTA TAX FREE I                                       Record Holder
               C/O MUTUAL FUND PROCESSING
               PO BOX 1450 NW 8477
               MINNEAPOLIS MN 55480-8477

               EMSEG & CO                                                    Class I            5.557%        1.699%
               MINNESOTA TAX-FREE I                                       Record Holder
               C/O MUTUAL FUND PROCESSING
               PO BOX 1450 NW 8477
               MINNEAPOLIS MN 55480-8477

               EMSEG & CO                                                    Class I           21.413%        6.546%
               MINNESOTA TAX FREE I                                       Record Holder
               C/O MUTUAL FUND PROCESSING
               PO BOX 1450 NW 8477
               MINNEAPOLIS MN 55480-8477

                                                AS OF APRIL 30, 1999
---------------------------------------------------------------------------------------------------------------------
                                                                            CLASS AND       PERCENTAGE    PERCENTAGE
FUND                                   ADDRESS                          TYPE OF OWNERSHIP    OF CLASS      OF FUND
-------------  -------------------------------------------------------  -----------------  ------------  ------------
               EMSEG & CO                                                    Class I           55.587%       16.992%
               MINNESOTA TAX FREE I                                       Record Holder
               C/O MUTUAL FUND PROCESSING
               PO BOX 1450 NW 8477
               MINNEAPOLIS MN 55480-8477

Colorado Tax-  DENTRU & CO                                                   Class I           83.374%       40.238%
Free Fund      NON-DISCRETIONARY CASH                                     Record Holder
               1740 BROADWAY MAIL 8676
               DENVER CO 80274

               EMSEG & CO                                                    Class I           11.019%        5.318%
               COLORADO TAX FREE FUND I                                   Record Holder
               C/O MUTUAL FUND PROCESSING
               PO BOX 1450 NW 8477
               MINNEAPOLIS MN 55480-8477

International  EMSEG & CO                                                    Class I            9.851%        9.672%
Fund           INTERNATIONAL FUND I                                       Record Holder
               C/O MUTUAL FUND PROCESSING
               PO BOX 1450 NW 8477
               MINNEAPOLIS MN 55480-8477

               EMSEG & CO                                                    Class I           69.627%       68.360%
               INTERNATIONAL FUND I                                       Record Holder
               C/O MUTUAL FUND PROCESSING
               PO BOX 1450 NW 8477
               MINNEAPOLIS MN 55480-8477

               DENTRU & CO                                                   Class I            8.403%        8.250%
               1740 BROADWAY MAIL 8676                                    Record Holder
               DENVER CO 80274

Limited Term   FINABA                                                        Class I           19.647%       19.621%
Tax-Free Fund  NON DISCRETIONARY CASH ACCT                                Record Holder
               ATTN JON RUTTER
               PO BOX 10523
               LUBBOCK TX 79408

               VICTORIA & CO                                                 Class I            8.632%        8.621%
               C/O REGIONAL MUTUAL FUNDS                                  Record Holder
               PO BOX 6000
               SAN ANTONIO TX 78286-9646

               EMSEG & CO                                                    Class I           10.615%       10.601%
               LIMITED TERM TAX-FREE I                                    Record Holder
               C/O MUTUAL FUND PROCESSING
               PO BOX 1450 NW 8477
               MINNEAPOLIS MN 55480-8477

               EMSEG & CO                                                    Class I           22.936%       22.905%
               LIMITED TERM TAX-FREE FUND I                               Record Holder
               C/O MUTUAL FUND PROCESSING
               PO BOX 1450 NW 8477
               MINNEAPOLIS MN 55480-8477

               EMSEG & CO                                                    Class I           34.128%       34.082%
               LIMITED TERM TAX-FREE FUND I                               Record Holder
               C/O MUTUAL FUND PROCESSING
               PO BOX 1450 NW 8477
               MINNEAPOLIS MN 55480-8477

    MATTERS INCORPORATED BY REFERENCE



    The NAF Funds' audited financial statements for the most recent fiscal year, which are included in the Funds' Annual Reports to Shareholders, are incorporated by reference in this proxy statement. Representatives of KPMG LLP, the Funds' independent auditors, will be present at the Meeting to answer questions.

                                   EXHIBIT A
                                   FEE TABLES



    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                            NORWEST         WF
                                           ADVANTAGE    DIVERSIFIED
                                          DIVERSIFIED     EQUITY
                                            EQUITY      PRO FORMA
                                          -----------   ----------
CLASS A
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................       5.75%        5.75%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................        None         None

Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................       0.74%(2)     0.87%(2)
Distribution (Rule 12b-1) fee...........       0.00%        0.00%
Other expenses..........................       0.50%(2)     0.61%(2)
Total Annual Fund Operating Expenses
  (Gross)...............................       1.24%        1.48%
Waiver..................................       0.24%(3)     0.48%(1)
Net Annual Fund Operating Expenses......       1.00%        1.00%

CLASS B
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................        None         None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................       5.00%        5.00%

Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................       0.74%(2)     0.87%(2)
Distribution (Rule 12b-1) fee...........       1.00%        0.75%
Other expenses..........................       0.50%(2)     0.60%(2)
Total Annual Fund Operating Expenses
  (Gross)...............................       2.24%        2.22%
Waiver..................................       0.49%(3)     0.47%(1)
Net Annual Fund Operating Expenses......       1.75%        1.75%

                                            NORWEST         WF
                                           ADVANTAGE    DIVERSIFIED
                                          DIVERSIFIED     EQUITY
                                            EQUITY      PRO FORMA
                                          -----------   ----------
CLASS C
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................        None         None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................       1.00%        1.00%
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................       0.74%(2)     0.87%(2)
Distribution (Rule 12b-1) fee...........       0.75%        0.75%
Other expenses..........................       0.50%(2)     0.64%(2)
Total Annual Fund Operating Expenses
  (Gross)...............................       1.99%        2.26%
Waiver..................................       0.24%(3)     0.51%(1)
Net Annual Fund Operating Expenses......       1.75%        1.75%

CLASS I
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................        None         None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................        None         None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................       0.74%(2)     0.87%(2)
Distribution (Rule 12b-1) fee...........       0.00%        0.00%
Other expenses..........................       0.43%(2)     0.26%(2)
Total Annual Fund Operating Expenses
  (Gross)...............................       1.17%        1.13%
Waiver..................................       0.17%(3)     0.13%(1)
Net Annual Fund Operating Expenses......       1.00%        1.00%


------------------------


(1) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.
(2) This fee combines expenses charged at the fund and core portfolio levels. The core level expenses are based on the fund's current allocation among the different core portfolios.
(3) Fee waiver can not be reduced or eliminated without the Board Of Trustees approval.

EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                            NORWEST          WF
                                           ADVANTAGE     DIVERSIFIED
                                          DIVERSIFIED      EQUITY
                                             EQUITY      PRO FORMA
                                          ------------   ----------

CLASS A
One Year................................     $  671        $  671
Three Year..............................     $  923        $  972
Five Year...............................     $1,195        $1,294
Ten Year................................     $1,969        $2,203

CLASS B
One Year................................     $  678        $  678
Three Year..............................     $  953        $  949
Five Year...............................     $1,355        $1,347
Ten Year................................     $2,164        $2,242

CLASS C
One Year................................     $  278        $  278
Three Year..............................     $  601        $  657
Five Year...............................     $1,051        $1,164
Ten Year................................     $2,297        $2,556

CLASS I
One Year................................     $  102        $  102
Three Year..............................     $  355        $  346
Five Year...............................     $  627        $  610
Ten Year................................     $1,405        $1,363

    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                               NORWEST                 WF
                                          ADVANTAGE PERFORMA   DISCIPLINED GROWTH
                                          DISCIPLINED GROWTH       PRO FORMA
                                          ------------------   ------------------

CLASS I
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................           None                 None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................           None                 None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................          0.90%(3)             0.75%(3)
Distribution (Rule 12b-1) fee...........          0.00%                0.00%
Other expenses..........................          1.59%(3)             0.39%(3)
Total Annual Fund Operating Expenses
  (Gross)...............................          2.49%                1.14%
Waiver..................................          1.24%(1)             0.14%(2)
Net Annual Fund Operating Expenses......          1.25%                1.00%


------------------------


(1)  Fee waiver is voluntary and may be reduced or eliminated at any time.
(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.
(3) This fee combines expenses charged at the fund and core portfolio levels. The core level expenses are based on the fund's current allocation among the different core portfolios.



EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                               NORWEST                 WF
                                          ADVANTAGE PERFORMA   DISCIPLINED GROWTH
                                          DISCIPLINED GROWTH       PRO FORMA
                                          ------------------   ------------------
CLASS I
One Year................................  $        127         $        102
Three Year..............................  $        657         $        348
Five Year...............................  $      1,214         $        614
Ten Year................................  $      2,732         $      1,374

    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing of investing in the Funds with the cost of investing in other mutual funds.



                                            NORWEST         WF
                                           ADVANTAGE    DIVERSIFIED
                                          DIVERSIFIED   SMALL CAP
                                           SMALL CAP    PRO FORMA
                                          -----------   ----------

CLASS A
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................       5.75%        5.75%
Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of the
  NAV on the date of original purchase
  or the NAV on the date of the
  redemption)...........................        None         None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................       1.08%(3)     0.99%(3)
Distribution (Rule 12b-1) fee...........       0.10%        0.00%
Other expenses..........................       1.76%(3)     0.72%(3)
Total Annual Fund Operating Expenses
  (Gross)...............................       2.94%        1.71%
Waiver..................................       1.54%(1)     0.31%(2)
Net Annual Fund Operating Expenses......       1.40%        1.40%

CLASS B
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................        None         None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................       5.00%        5.00%
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................       1.08%(3)     0.99%(3)
Distribution (Rule 12b-1) fee...........       1.00%        0.75%
Other expenses..........................       1.62%(3)     0.92%(3)
Total Annual Fund Operating Expenses
  (Gross)...............................       3.70%(1)     2.66%(2)
Waiver..................................       1.75%        0.51%
Net Annual Fund Operating Expenses......       1.95%(1)     2.15%(2)

                                            NORWEST         WF
                                           ADVANTAGE    DIVERSIFIED
                                          DIVERSIFIED   SMALL CAP
                                           SMALL CAP    PRO FORMA
                                          -----------   ----------
CLASS I
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................        None         None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................        None         None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................       1.08%(3)     0.99%(3)
Distribution (Rule 12b-1) fee...........       0.00%        0.00%
Other expenses..........................       1.62%(3)     0.47%(3)
Total Annual Fund Operating Expenses
  (Gross)...............................       2.70%        1.46%
Waiver..................................       1.50%(1)     0.26%(2)
Net Annual Fund Operating Expenses......       1.20%        1.20%


------------------------


(1)  Fee waiver is voluntary and may be reduced or eliminated at any time.
(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.
(3) This fee combines expenses charged at the fund and core portfolio levels. The core level expenses are based on the fund's current allocation among the different core portfolios.



EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                            NORWEST          WF
                                           ADVANTAGE     DIVERSIFIED
                                          DIVERSIFIED    SMALL CAP
                                           SMALL CAP     PRO FORMA
                                          ------------   ----------

CLASS A
One Year................................     $  709        $  709
Three Year..............................     $1,295        $1,054
Five Year...............................     $1,906        $1,422
Ten Year................................     $3,545        $2,454

CLASS B
One Year................................     $  698        $  718
Three Year..............................     $1,270        $1,078
Five Year...............................     $1,963        $1,565
Ten Year................................     $3,590        $2,616

CLASS I
One Year................................     $  122        $  122
Three Year..............................     $  696        $  436
Five Year...............................     $1,296        $  773
Ten Year................................     $2,921        $1,724

    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds



                                           NORWEST      WF
                                          ADVANTAGE   GROWTH
                                           GROWTH     EQUITY
                                           EQUITY    PRO FORMA
                                          ---------  ---------

CLASS A
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................    5.75%      5.75%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................     None       None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................    0.93%(2)   1.07%(2)
Distribution (Rule 12b-1) fee...........    0.00%      0.00%
Other expenses..........................    0.55%(2)   0.61%(2)
Total Annual Fund Operating Expenses
  (Gross)...............................    1.48%      1.68%
Waiver..................................    0.23%(3)   0.18%(1)
Net Annual Fund Operating Expenses......    1.25%      1.50%

CLASS B
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................     None       None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................    5.00%      5.00%
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................    0.93%(2)   1.07%(2)
Distribution (Rule 12b-1) fee...........    1.00%      0.75%
Other expenses..........................    0.58%(2)   0.66%(2)
Total Annual Fund Operating Expenses
  (Gross)...............................    2.51%      2.48%
Waiver..................................    0.51%(3)   0.23%(1)
Net Annual Fund Operating Expenses......    2.00%      2.25%

                                           NORWEST      WF
                                          ADVANTAGE   GROWTH
                                           GROWTH     EQUITY
                                           EQUITY    PRO FORMA
                                          ---------  ---------
CLASS C
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................     None       None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................    1.00%      1.00%
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................    0.93%(2)   1.07%(2)
Distribution (Rule 12b-1) fee...........    0.75%      0.75%
Other expenses..........................    0.58%(2)   0.66%(2)
Total Annual Fund Operating Expenses
  (Gross)...............................    2.26%      2.48%
Waiver..................................    0.26%(3)   0.23%(1)
Net Annual Fund Operating Expenses......    2.00%      2.25%

CLASS I
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................     None       None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or
    the NAV on the date of the
    redemption).........................     None       None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................    0.93%(2)   1.07%(2)
Distribution (Rule 12b-1) fee...........    0.00%      0.00%
Other expenses..........................    0.48%(2)   0.26%(2)
Total Annual Fund Operating Expenses
  (Gross)...............................    1.41%      1.33%
Waiver..................................    0.16%(3)   0.08%(1)
Net Annual Fund Operating Expenses......    1.25%      1.25%


------------------------


(1) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.
(2) This fee combines expenses charged at the fund and core portfolio levels. The core level expenses are based on the fund's current allocation among the different core portfolios.
(3) Fee waiver can not be reduced or eliminated without the Board of Trustees approval.

EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                           NORWEST         WF
                                          ADVANTAGE      GROWTH
                                            GROWTH       EQUITY
                                            EQUITY     PRO FORMA
                                          ----------   ----------

CLASS A
One Year................................    $  695       $  719
Three Year..............................    $  995       $1,058
Five Year...............................    $1,316       $1,419
Ten Year................................    $2,223       $2,434

CLASS B
One Year................................    $  703       $  728
Three Year..............................    $1,033       $1,051
Five Year...............................    $1,490       $1,500
Ten Year................................    $2,433       $2,509

CLASS C
One Year................................    $  303       $  328
Three Year..............................    $  681       $  751
Five Year...............................    $1,186       $1,300
Ten Year................................    $2,575       $2,799

CLASS I
One Year................................    $  127       $  127
Three Year..............................    $  431       $  414
Five Year...............................    $  756       $  721
Ten Year................................    $1,677       $1,594

    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                           NORWEST      WF
                                          ADVANTAGE    INDEX
                                            INDEX    PRO FORMA
                                          ---------  ---------
CLASS I
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................     None       None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original
    purchase or the NAV on the date of
    the redemption).....................     None       None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................    0.15%(3)   0.15%(3)
Distribution (Rule 12b-1) fee...........    0.00%      0.00%
Other expenses..........................    0.42%(3)   0.25%(3)
Total Annual Fund Operating Expenses
  (Gross)...............................    0.57%      0.40%
Waiver..................................    0.32%(1)   0.15%(2)
Net Annual Fund Operating Expenses......    0.25%      0.25%


------------------------


(1)  Fee waiver is voluntary and may be reduced or eliminated at any time.
(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of Board of Trustees.
(3) This fee combines expenses charged at the fund and core portfolio levels. The core level expenses are based on the fund's current allocation among the different core portfolios.



EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                           NORWEST         WF
                                          ADVANTAGE      INDEX
                                            INDEX      PRO FORMA
                                          ----------   ----------

CLASS I
One Year................................    $   26       $   26
Three Year..............................    $  150       $  113
Five Year...............................    $  286       $  209
Ten Year................................    $  683       $  491

    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                             NORWEST           WF
                                            ADVANTAGE     INTERNATIONAL
                                          INTERNATIONAL     PRO FORMA
                                          -------------   -------------

CLASS A
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................        5.75%           5.75%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................         None            None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................        0.72%(3)        1.00%(3)
Distribution (Rule 12b-1) fee...........        0.00%           0.00%
Other expenses..........................        1.14%(3)        0.91%(3)
Total Annual Fund Operating Expenses
  (Gross)...............................        1.86%           1.91%
Waiver..................................        0.36%(1)        0.16%(2)
Net Annual Fund Operating Expenses......        1.50%           1.75%

CLASS B
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................         None            None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................        5.00%           5.00%
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................        0.72%(3)        1.00%(3)
Distribution (Rule 12b-1) fee...........        1.00%           0.75%
Other expenses..........................        1.23%(3)        0.92%(3)
Total Annual Fund Operating Expenses
  (Gross)...............................        2.95%           2.67%
Waiver..................................        0.70%(1)        0.17%(2)
Net Annual Fund Operating Expenses......        2.25%           2.50%

                                             NORWEST           WF
                                            ADVANTAGE     INTERNATIONAL
                                          INTERNATIONAL     PRO FORMA
                                          -------------   -------------
CLASS I
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchasese
    (as a percentage of offering
    price)..............................         None            None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................         None            None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................        0.72%(3)        1.00%(3)
Distribution (Rule 12b-1) fee...........        0.00%           0.00%
Other expenses..........................        0.94%(3)        0.52%(3)
Total Annual Fund Operating Expenses
  (Gross)...............................        1.66%           1.52%
Waiver..................................        0.16%(1)        0.02%(2)
Net Annual Fund Operating Expenses......        1.50%           1.50%


------------------------


(1)  Fee waiver is voluntary and may be reduced or eliminated at any time.
(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of Board of Trustees.
(3) This fee combines expenses charged at the fund and core portfolio levels. The core level expenses are based on the fund's current allocation among the different core portfolios.



EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                             NORWEST             WF
                                            ADVANTAGE      INTERNATIONAL
                                          INTERNATIONAL      PRO FORMA
                                          --------------   --------------

CLASS A
One Year................................     $     719        $     743
Three Year..............................     $   1,093        $   1,126
Five Year...............................     $   1,491        $   1,533
Ten Year................................     $   2,602        $   2,667

CLASS B
One Year................................     $     728        $     753
Three Year..............................     $   1,147        $   1,113
Five Year...............................     $   1,691        $   1,600
Ten Year................................     $   2,841        $   2,720

CLASS I
One Year................................     $     153        $     153
Three Year..............................     $     508        $     478
Five Year...............................     $     887        $     827
Ten Year................................     $   1,952        $   1,811

    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                             NORWEST           WF
                                            ADVANTAGE     LARGE COMPANY
                                          LARGE COMPANY      GROWTH
                                             GROWTH         PRO FORMA
                                          -------------   -------------

CLASS A
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................        5.75%           5.75%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................         None            None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................        0.65%(3)        0.75%(3)
Distribution (Rule 12b-1) fee...........        0.10%           0.00%
Other expenses..........................        0.57%(3)        0.50%(3)
Total Annual Fund Operating Expenses
  (Gross)...............................        1.32%           1.25%
Waiver..................................        0.12%(1)        0.05%(2)
Net Annual Fund Operating Expenses......        1.20%           1.20%

CLASS B
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................         None            None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................        5.00%           5.00%
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................        0.65%(3)        0.75%(3)
Distribution (Rule 12b-1) fee...........        1.00%           0.75%
Other expenses..........................        0.43%(3)        0.54%(3)
Total Annual Fund Operating Expenses
  (Gross)...............................        2.08%           2.04%
Waiver..................................        0.33%(1)        0.29%(2)
Net Annual Fund Operating Expenses......        1.75%           1.75%

                                             NORWEST           WF
                                            ADVANTAGE     LARGE COMPANY
                                          LARGE COMPANY      GROWTH
                                             GROWTH         PRO FORMA
                                          -------------   -------------
CLASS I
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................         None            None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................         None            None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................        0.65%(3)        0.75%(3)
Distribution (Rule 12b-1) fee...........        0.00%           0.00%
Other expenses..........................        0.43%(3)        0.26%(3)
Total Annual Fund Operating Expenses
  (Gross)...............................        1.08%           1.01%
Waiver..................................        0.08%(1)        0.01%(2)
Net Annual Fund Operating Expenses......        1.00%           1.00%


------------------------


(1)  Fee waiver is voluntary and may be reduced or eliminated at any time.
(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of Board of Trustees.
(3) This fee combines expenses charged at the fund and core portfolio levels. The core level expenses are based on the fund's current allocation among the different core portfolios.



EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                             NORWEST             WF
                                            ADVANTAGE      LARGE COMPANY
                                          LARGE COMPANY        GROWTH
                                              GROWTH         PRO FORMA
                                          --------------   --------------

CLASS A
One Year................................      $  690           $  690
Three Year..............................      $  958           $  944
Five Year...............................      $1,246           $1,217
Ten Year................................      $2,064           $1,995

CLASS B
One Year................................      $  678           $  678
Three Year..............................      $  920           $  912
Five Year...............................      $1,288           $1,272
Ten Year................................      $2,098           $2,047

CLASS I
One Year................................      $  102           $  102
Three Year..............................      $  336           $  321
Five Year...............................      $  588           $  557
Ten Year................................      $1,310           $1,235

    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                             NORWEST           WF
                                            ADVANTAGE       SMALL CAP
                                            SMALL CAP     OPPORTUNITIES
                                          OPPORTUNITIES     PRO FORMA
                                          -------------   -------------
CLASS A
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................        5.75%           5.75%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................         None            None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................        0.60%(3)        0.90%(3)
Distribution (Rule 12b-1) fee...........        0.00%           0.00%
Other expenses..........................        1.18%(3)        0.92%(3)
Total Annual Fund Operating Expenses
  (Gross)...............................        1.78%           1.82%
Waiver..................................        0.53%(1)        0.42%(2)
Net Annual Fund Operating Expenses......        1.25%           1.40%

CLASS B
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................         None            None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................        5.00%           5.00%
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................        0.60%(3)        0.90%(3)
Distribution (Rule 12b-1) fee...........        1.00%           0.75%
Other expenses..........................        1.45%(3)        1.00%(3)
Total Annual Fund Operating Expenses
  (Gross)...............................        3.05%           2.65%
Waiver..................................        1.05%(1)        0.50%(2)
Net Annual Fund Operating Expenses......        2.00%           2.15%

                                             NORWEST           WF
                                            ADVANTAGE       SMALL CAP
                                            SMALL CAP     OPPORTUNITIES
                                          OPPORTUNITIES     PRO FORMA
                                          -------------   -------------
CLASS I
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................         None            None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................         None            None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................        0.60%(3)        0.90%(3)
Distribution (Rule 12b-1) fee...........        0.00%           0.00%
Other expenses..........................        0.78%(3)        0.46%(3)
Total Annual Fund Operating Expenses
  (Gross)...............................        1.38%           1.36%
Waiver..................................        0.13%(1)        0.11%(2)
Net Annual Fund Operating Expenses......        1.25%           1.25%


------------------------


(1)  Fee waiver is voluntary and may be reduced or eliminated at any time.
(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of Board of Trustees.
(3) This fee combines expenses charged at the fund and core portfolio levels. The core level expenses are based on the fund's current allocation among the different core portfolios.



EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                             NORWEST             WF
                                            ADVANTAGE        SMALL CAP
                                            SMALL CAP      OPPORTUNITIES
                                          OPPORTUNITIES      PRO FORMA
                                          --------------   --------------
CLASS A
One Year................................      $  695           $  709
Three Year..............................      $1,054           $1,076
Five Year...............................      $1,437           $1,467
Ten Year................................      $2,508           $2,557

CLASS B
One Year................................      $  703           $  718
Three Year..............................      $1,144           $1,076
Five Year...............................      $1,709           $1,561
Ten Year................................      $2,849           $2,650

CLASS I
One Year................................      $  127           $  127
Three Year..............................      $  424           $  420
Five Year...............................      $  743           $  734
Ten Year................................      $1,646           $1,626

    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                             NORWEST            WF
                                            ADVANTAGE         SMALL
                                          PERFORMA SMALL    CAP VALUE
                                            CAP VALUE       PRO FORMA
                                          --------------   ------------
CLASS I
Shareholder Fees (fees paid directly
  from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price)...         None           None
Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of the
  NAV on the date of original purchase
  or the NAV on the date of the
  redemption)...........................         None           None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................        0.95%(3)       0.90%(3)
Distribution (Rule 12b-1) fee...........        0.00%          0.00%
Other expenses..........................        2.64%(3)       0.71%(3)
Total Annual Fund Operating Expenses
  (Gross)...............................        3.59%          1.61%
Waiver..................................        2.29%(1)       0.36%(2)
Net Annual Fund Operating Expenses......        1.30%          1.25%


------------------------


(1)  Fee waiver is voluntary and may be reduced or eliminated at any time.
(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of Board of Trustees.
(3) This fee combines expenses charged at the fund and core portfolio levels. The core level expenses are based on the fund's current allocation among the different core portfolios.



EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                              NORWEST            WF
                                             ADVANTAGE         SMALL
                                          PERFORMA SMALL     CAP VALUE
                                             CAP VALUE       PRO FORMA
                                          ---------------   ------------
CLASS I
One Year................................     $     132      $     127
Three Year..............................     $     888      $     473
Five Year...............................     $   1,664      $     842
Ten Year................................     $   3,703      $   1,881

    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                             NORWEST           WF
                                            ADVANTAGE     SMALL COMPANY
                                          SMALL COMPANY      GROWTH
                                             GROWTH         PRO FORMA
                                          -------------   -------------
CLASS I
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................         None            None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................         None            None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................        0.90%(3)        0.90%(3)
Distribution (Rule 12b-1) fee...........        0.00%           0.00%
Other expenses..........................        0.41%(3)        0.36%(3)
Total Annual Fund Operating Expenses
  (Gross)...............................        1.31%           1.26%
Waiver..................................        0.06%(1)        0.01%(2)
Net Annual Fund Operating Expenses......        1.25%           1.25%


------------------------


(1) Fee waiver cannot be reduced or eliminated without the Board of Trustees approval.
(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of Board of Trustees.
(3) This fee combines expenses charged at the fund and core portfolio levels. The core level expenses are based on the fund's current allocation among the different core portfolios.



EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                             NORWEST             WF
                                            ADVANTAGE      SMALL COMPANY
                                          SMALL COMPANY        GROWTH
                                              GROWTH         PRO FORMA
                                          --------------   --------------
CLASS I
One Year................................      $  127           $  127
Three Year..............................      $  409           $  399
Five Year...............................      $  712           $  691
Ten Year................................      $1,574           $1,522

    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                              NORWEST               WF
                                             ADVANTAGE       WEALTHBUILDER II
                                          WEALTHBUILDER II        GROWTH
                                               GROWTH           PRO FORMA
                                          ----------------   ----------------
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................         1.50%              1.50%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................          None               None

Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................         0.35%              0.35%
Distribution (Rule 12b-1) fee...........         0.75%              0.75%
Other expenses..........................         2.22%              0.74%
Total Annual Fund Operating Expenses
  (Gross)...............................         3.32%              1.84%
Waiver..................................         2.07%(1)           0.59%(2)
Net Annual Fund Operating Expenses......         1.25%              1.25%


------------------------


(1)  Fee waiver is voluntary and may be reduced or eliminated at any time.
(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.



EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                               NORWEST               WF
                                              ADVANTAGE       WEALTHBUILDER II
                                          WEALTHBUILDER II         GROWTH
                                               GROWTH             PRO FORMA
                                          -----------------   -----------------

CLASS I
One Year................................        $  275              $  275
Three Year..............................        $  965              $  663
Five Year...............................        $1,679              $1,076
Ten Year................................        $3,570              $2,229

    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                               NORWEST               WF
                                              ADVANTAGE       WEALTHBUILDER II
                                          WEALTHBUILDER II    GROWTH AND INCOME
                                          GROWTH AND INCOME       PRO FORMA
                                          -----------------   -----------------
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................          1.50%               1.50%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of
    original purchase or the NAV on the
    date of the redemption).............           None                None

Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................          0.35%               0.35%
Distribution (Rule 12b-1) fee...........          0.75%               0.75%
Other expenses..........................          1.80%               0.79%
Total Annual Fund Operating Expenses
  (Gross)...............................          2.90%               1.89%
Waiver..................................          1.65%(1)            0.64%(2)
Net Annual Fund Operating Expenses......          1.25%               1.25%


------------------------


(1)  Fee waiver is voluntary and may be reduced or eliminated at any time.
(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.



EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                               NORWEST                 WF
                                              ADVANTAGE         WEALTHBUILDER II
                                           WEALTHBUILDER II    GROWTH AND INCOME
                                          GROWTH AND INCOME        PRO FORMA
                                          ------------------   ------------------

CLASS I
One Year................................        $  275               $  275
Three Year..............................        $  881               $  674
Five Year...............................        $1,512               $1,097
Ten Year................................        $3,209               $2,277

    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                              NORWEST             WF
                                             ADVANTAGE        AGGRESSIVE
                                            AGGRESSIVE      BALANCED-EQUITY
                                          BALANCED-EQUITY      PRO FORMA
                                          ---------------   ---------------

CLASS I
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................          None              None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................          None              None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................         0.72%(3)          0.86%(3)
Distribution (Rule 12b-1) fee...........         0.00%             0.00%
Other expenses..........................         1.63%(3)          0.45%(3)
Total Annual Fund Operating Expenses
  (Gross)...............................         2.35%             1.31%
Waiver..................................         1.35%(1)          0.31%(2)
Net Annual Fund Operating Expenses......         1.00%             1.00%


------------------------


(1)  Fee waiver is voluntary and may be reduced or eliminated at any time.
(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.
(3) This fee combines expenses charged at the fund and core portfolio levels. The core level expenses are based on the fund's current allocation among the different core portfolios.



EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                              NORWEST             WF
                                             ADVANTAGE        AGGRESSIVE
                                            AGGRESSIVE      BALANCED-EQUITY
                                          BALANCED-EQUITY      PRO FORMA
                                          ---------------   ---------------
CLASS I
One Year................................  $      102        $      102
Three Year..............................  $      604        $      385
Five Year...............................  $    1,133        $      688
Ten Year................................  $    2,582        $    1,552

    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                           NORWEST      WF
                                          ADVANTAGE   GROWTH
                                           GROWTH    BALANCED
                                          BALANCED   PRO FORMA
                                          ---------  ---------

CLASS A
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................    5.75%      5.75%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................     None       None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................    0.70%(2)   0.84%(2)
Distribution (Rule 12b-1) fee...........    0.10%      0.00%
Other expenses..........................    0.59%(2)   0.54%(2)
Total Annual Fund Operating Expenses
  (Gross)...............................    1.39%      1.38%
Waiver..................................    0.24%(3)   0.23%(1)
Net Annual Fund Operating Expenses......    1.15%      1.15%

CLASS B
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................     None       None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................    5.00%      5.00%
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................    0.70%(2)   0.84%(2)
Distribution (Rule 12b-1) fee...........    1.00%      0.75%
Other expenses..........................    0.45%(2)   0.56%(2)
Total Annual Fund Operating Expenses
  (Gross)...............................    2.15%      2.15%
Waiver..................................    0.47%(3)   0.25%(1)
Net Annual Fund Operating Expenses......    1.68%      1.90%

                                           NORWEST      WF
                                          ADVANTAGE   GROWTH
                                           GROWTH    BALANCED
                                          BALANCED   PRO FORMA
                                          ---------  ---------
CLASS C
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................     None       None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................    1.00%      1.00%
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................    0.70%(2)   0.84%(2)
Distribution (Rule 12b-1) fee...........    0.75%      0.75%
Other expenses..........................    0.45%(2)   0.56%(2)
Total Annual Fund Operating Expenses
  (Gross)...............................    1.90%      2.15%
Waiver..................................    0.22%(3)   0.25%(1)
Net Annual Fund Operating Expenses......    1.68%      1.90%

CLASS I
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................     None       None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................     None       None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................    0.70%(2)   0.84%(2)
Distribution (Rule 12b-1) fee...........    0.00%      0.00%
Other expenses..........................    0.45%(2)   0.27%(2)
Total Annual Fund Operating Expenses
  (Gross)...............................    1.15%      1.11%
Waiver..................................    0.22%(3)   0.18%(1)
Net Annual Fund Operating Expenses......    0.93%      0.93%


------------------------


(1) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.
(2) This fee combines expenses charged at the fund and core portfolio levels. The core level expenses are based on the fund's current allocation among the different core portfolios.
(3) Fee waiver cannot be reduced or eliminated without the Board of Trustees approval.

EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                           NORWEST         WF
                                          ADVANTAGE      GROWTH
                                            GROWTH      BALANCED
                                           BALANCED    PRO FORMA
                                          ----------   ----------

CLASS A
One Year................................    $  685       $  685
Three Year..............................    $  967       $  965
Five Year...............................    $1,270       $1,266
Ten Year................................    $2,128       $2,118

CLASS B
One Year................................    $  671       $  693
Three Year..............................    $  928       $  949
Five Year...............................    $1,311       $1,331
Ten Year................................    $2,161       $2,175

CLASS C
One Year................................    $  271       $  293
Three Year..............................    $  576       $  649
Five Year...............................    $1,006       $1,131
Ten Year................................    $2,204       $2,463

CLASS I
One Year................................    $   95       $   95
Three Year..............................    $  344       $  335
Five Year...............................    $  612       $  594
Ten Year................................    $1,378       $1,336

    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                           NORWEST      WF
                                          ADVANTAGE  MODERATE
                                          MODERATE   BALANCED
                                          BALANCED   PRO FORMA
                                          ---------  ---------

CLASS I
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................     None       None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................     None       None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................    0.66%(2)   0.80%(2)
Distribution (Rule 12b-1) fee...........    0.00%      0.00%
Other expenses..........................    0.45%(2)   0.27%(2)
Total Annual Fund Operating Expenses
  (Gross)...............................    1.11%      1.07%
Waiver..................................    0.23%(3)   0.19%(1)
Net Annual Fund Operating Expenses......    0.88%      0.88%


------------------------


(1) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.
(2) This fee combines expenses charged at the fund and core portfolio levels. The core level expenses are based on the fund's current allocation among the different core portfolios.
(3) Fee waiver cannot be reduced or eliminated without the Board of Trustees approval.



EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                           NORWEST         WF
                                          ADVANTAGE     MODERATE
                                           MODERATE     BALANCED
                                           BALANCED    PRO FORMA
                                          ----------   ----------

CLASS I
One Year................................    $   90       $   90
Three Year..............................    $  330       $  321
Five Year...............................    $  589       $  572
Ten Year................................    $1,331       $1,289

    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                              NORWEST             WF
                                             ADVANTAGE       WEALTHBUILDER
                                           WEALTHBUILDER          II
                                                II          GROWTH BALANCED
                                          GROWTH BALANCED      PRO FORMA
                                          ---------------   ---------------
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................         1.50%             1.50%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................          None              None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................         0.35%             0.35%
Distribution (Rule 12b-1) fee...........         0.75%             0.75%
Other expenses..........................         1.54%             0.57%
Total Annual Fund Operating Expenses
  (Gross)...............................         2.64%             1.67%
Waiver..................................         1.39%(1)          0.42%(2)
Net Annual Fund Operating Expenses......         1.25%             1.25%


------------------------


(1)  Fee waiver is voluntary and may be reduced or eliminated at any time.
(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.



EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                              NORWEST               WF
                                             ADVANTAGE       WEALTHBUILDER II
                                          WEALTHBUILDER II   GROWTH BALANCED
                                          GROWTH BALANCED       PRO FORMA
                                          ----------------   ----------------

CLASS I
One Year................................      $     275          $     275
Three Year..............................      $     828          $     628
Five Year...............................      $   1,407          $   1,005
Ten Year................................      $   2,977          $   2,062

    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                            NORWEST         WF
                                           ADVANTAGE    DIVERSIFIED
                                          DIVERSIFIED      BOND
                                             BOND       PRO FORMA
                                          -----------   ----------

CLASS I
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................        None         None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................        None         None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................       0.62%(2)     0.50%(2)
Distribution (Rule 12b-1) fee...........       0.00%        0.00%
Other expenses..........................       0.47%(2)     0.30%(2)
Total Annual Fund Operating Expenses
  (Gross)...............................       1.09%        0.80%
Waiver..................................       0.39%(3)     0.10%(1)
Net Annual Fund Operating Expenses......       0.70%        0.70%


------------------------


(1) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.
(2) This fee combines expenses charged at the fund and core portfolio levels. The core level expenses are based on the fund's current allocation among the different core portfolios.
(3) Fee waiver cannot be reduced or eliminated without the Board of Trustees approval.



EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                            NORWEST          WF
                                           ADVANTAGE     DIVERSIFIED
                                          DIVERSIFIED       BOND
                                              BOND       PRO FORMA
                                          ------------   ----------

CLASS I
One Year................................     $   72         $ 72
Three Year..............................     $  308         $245
Five Year...............................     $  563         $434
Ten Year................................     $1,294         $980

    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                           NORWEST      WF
                                          ADVANTAGE   STABLE
                                           STABLE     INCOME
                                           INCOME    PRO FORMA
                                          ---------  ---------
CLASS A
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................    1.50%      1.50%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................     None       None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................    0.30%(3)   0.50%(3)
Distribution (Rule 12b-1) fee...........    0.00%      0.00%
Other expenses..........................    0.67%(3)   0.57%(3)
Total Annual Fund Operating Expenses
  (Gross)...............................    0.97%      1.07%
Waiver..................................    0.32%(1)   0.17%(2)
Net Annual Fund Operating Expenses......    0.65%      0.90%

CLASS B
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................     None       None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original
    purchase or the NAV on the date of
    the redemption).....................    1.50%      1.50%
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................    0.30%(3)   0.50%(3)
Distribution (Rule 12b-1) fee...........    1.00%      0.75%
Other expenses..........................    1.07%(3)   0.62%(3)
Total Annual Fund Operating Expenses
  (Gross)...............................    2.37%      1.87%
Waiver..................................    0.97%(1)   0.22%(2)
Net Annual Fund Operating Expenses......    1.40%      1.65%

                                           NORWEST      WF
                                          ADVANTAGE   STABLE
                                           STABLE     INCOME
                                           INCOME    PRO FORMA
                                          ---------  ---------
CLASS I
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................     None       None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original
    purchase or the NAV on the date of
    the redemption).....................     None       None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................    0.30%(3)   0.50%(3)
Distribution (Rule 12b-1) fee...........    0.00%      0.00%
Other expenses..........................    0.51%(3)   0.33%(3)
Total Annual Fund Operating Expenses
  (Gross)...............................    0.81%      0.83%
Waiver..................................    0.16%(1)   0.18%(2)
Net Annual Fund Operating Expenses......    0.65%      0.65%


------------------------


(1)  Fee waiver is voluntary and may be reduced or eliminated at any time.
(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of Board of Trustees.
(3) This fee combines expenses charged at the fund and core portfolio levels. The core level expenses are based on the fund's current allocation among the different core portfolios.



EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                           NORWEST         WF
                                          ADVANTAGE      STABLE
                                            STABLE       INCOME
                                            INCOME     PRO FORMA
                                          ----------   ----------
CLASS A
One Year................................    $  182       $  240
Three Year..............................    $  390       $  469
Five Year...............................    $  616       $  715
Ten Year................................    $1,263       $1,421

CLASS B
One Year................................    $  293       $  318
Three Year..............................    $  647       $  566
Five Year...............................    $1,019       $  899
Ten Year................................    $1,644       $1,594

CLASS I
One Year................................    $   66       $   66
Three Year..............................    $  243       $  247
Five Year...............................    $  434       $  443
Ten Year................................    $  987       $1,009

    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                           NORWEST      WF
                                          ADVANTAGE  STRATEGIC
                                          STRATEGIC   INCOME
                                           INCOME    PRO FORMA
                                          ---------  ---------
CLASS I
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................     None       None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original
    purchase or the NAV on the date of
    the redemption).....................     None       None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................    0.61%(3)   0.75%(3)
Distribution (Rule 12b-1) fee...........    0.00%      0.00%
Other expenses..........................    0.47%(3)   0.28%(3)
Total Annual Fund Operating Expenses
  (Gross)...............................    1.08%      1.03%
Waiver..................................    0.28%(1)   0.23%(2)
Net Annual Fund Operating Expenses......    0.80%      0.80%


------------------------


(1) Fee waiver cannot be reduced or eliminated without the Board of Trustees approval.
(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of Board of Trustees.
(3) This fee combines expenses charged at the fund and core portfolio levels. The core level expenses are based on the fund's current allocation among the different core portfolios.



EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                           NORWEST         WF
                                          ADVANTAGE    STRATEGIC
                                          STRATEGIC      INCOME
                                            INCOME     PRO FORMA
                                          ----------   ----------
CLASS I
One Year................................    $   82       $   82
Three Year..............................    $  316       $  305
Five Year...............................    $  568       $  546
Ten Year................................    $1,292       $1,239

    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                           NORWEST      WF
                                          ADVANTAGE  COLORADO
                                          COLORADO   TAX-FREE
                                          TAX-FREE   PRO FORMA
                                          ---------  ---------
CLASS A
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................    4.50%      4.50%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original
    purchase or the NAV on the date of
    the redemption).....................     None       None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................    0.50%      0.40%
Distribution (Rule 12b-1) fee...........    0.00%      0.00%
Other expenses..........................    0.54%      0.60%
Total Annual Fund Operating Expenses
  (Gross)...............................    1.04%      1.00%
Waiver..................................    0.44%(1)   0.40%(2)
Net Annual Fund Operating Expenses......    0.60%      0.60%

CLASS B
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................     None       None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original
    purchase or the NAV on the date of
    the redemption).....................    5.00%      5.00%
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................    0.50%      0.40%
Distribution (Rule 12b-1) fee...........    1.00%      0.75%
Other expenses..........................    0.54%      0.62%
Total Annual Fund Operating Expenses
  (Gross)...............................    2.04%      1.77%
Waiver..................................    0.69%(1)   0.42%(2)
Net Annual Fund Operating Expenses......    1.35%      1.35%

                                           NORWEST      WF
                                          ADVANTAGE  COLORADO
                                          COLORADO   TAX-FREE
                                          TAX-FREE   PRO FORMA
                                          ---------  ---------
CLASS I
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................     None       None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original
    purchase or the NAV on the date of
    the redemption).....................     None       None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................    0.50%      0.40%
Distribution (Rule 12b-1) fee...........    0.00%      0.00%
Other expenses..........................    0.51%      0.37%
Total Annual Fund Operating Expenses
  (Gross)...............................    1.01%      0.77%
Waiver..................................    0.41%(1)   0.17%(2)
Net Annual Fund Operating Expenses......    0.60%      0.60%


------------------------


(1)  Fee waiver is voluntary and may be reduced or eliminated at any time.
(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of Board of Trustees.



EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                           NORWEST         WF
                                          ADVANTAGE     COLORADO
                                           COLORADO     TAX-FREE
                                           TAX-FREE    PRO FORMA
                                          ----------   ----------
CLASS A
One Year................................    $  509       $  509
Three Year..............................    $  724       $  716
Five Year...............................    $  957       $  940
Ten Year................................    $1,626       $1,585

CLASS B
One Year................................    $  637       $  637
Three Year..............................    $  873       $  816
Five Year...............................    $1,235       $1,120
Ten Year................................    $1,933       $1,750

CLASS I
One Year................................    $   61       $   61
Three Year..............................    $  281       $  229
Five Year...............................    $  518       $  411
Ten Year................................    $1,199       $  938

    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                            NORWEST           WF
                                           ADVANTAGE     LIMITED TERM
                                          LIMITED TERM     TAX-FREE
                                            TAX-FREE      PRO FORMA
                                          ------------   ------------
CLASS I
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................         None           None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original
    purchase or the NAV on the date of
    the redemption).....................         None           None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................        0.50%          0.40%
Distribution (Rule 12b-1) fee...........        0.00%          0.00%
Other expenses..........................        0.53%          0.38%
Total Annual Fund Operating Expenses
  (Gross)...............................        1.03%          0.78%
Waiver..................................        0.38%(1)       0.18%(2)
Net Annual Fund Operating Expenses......        0.65%          0.60%


------------------------


(1)  Fee waiver is voluntary and may be reduced or eliminated at any time.
(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of Board of Trustees.



EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                             NORWEST           WF
                                            ADVANTAGE     LIMITED TERM
                                          LIMITED TERM      TAX-FREE
                                            TAX-FREE        PRO FORMA
                                          -------------   -------------
CLASS I
One Year................................      $   66           $ 61
Three Year..............................      $  290           $231
Five Year...............................      $  532           $416
Ten Year................................      $1,225           $949

    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                            NORWEST           WF
                                           ADVANTAGE      MINNESOTA
                                           MINNESOTA     INTERMEDIATE
                                          INTERMEDIATE     TAX-FREE
                                            TAX-FREE      PRO FORMA
                                          ------------   ------------
CLASS I
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................        None           None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original
    purchase or the NAV on the date of
    the redemption).....................        None           None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................       0.25%          0.40%
Distribution (Rule 12b-1) fee...........       0.00%          0.00%
Other expenses..........................       0.47%          0.24%
Total Annual Fund Operating Expenses
  (Gross)...............................       0.72%          0.64%
Waiver..................................       0.12%(1)       0.04%(2)
Net Annual Fund Operating Expenses......       0.60%          0.60%


------------------------


(1)  Fee waiver is voluntary and may be reduced or eliminated at any time.
(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of Board of Trustees.



EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                             NORWEST           WF
                                            ADVANTAGE       MINNESOTA
                                            MINNESOTA     INTERMEDIATE
                                          INTERMEDIATE      TAX-FREE
                                            TAX-FREE        PRO FORMA
                                          -------------   -------------
CLASS I
One Year................................       $ 61            $ 61
Three Year..............................       $218            $201
Five Year...............................       $389            $353
Ten Year................................       $883            $795

    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                           NORWEST      WF
                                          ADVANTAGE  MINNESOTA
                                          MINNESOTA  TAX-FREE
                                          TAX-FREE   PRO FORMA
                                          ---------  ---------
CLASS A
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................    4.50%      4.50%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original
    purchase or the NAV on the date of
    the redemption).....................     None       None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................    0.50%      0.40%
Distribution (Rule 12b-1) fee...........    0.00%      0.00%
Other expenses..........................    0.57%      0.62%
Total Annual Fund Operating Expenses
  (Gross)...............................    1.07%      1.02%
Waiver..................................    0.47%(1)   0.42%(2)
Net Annual Fund Operating Expenses......    0.60%      0.60%

CLASS B
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................     None       None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original
    purchase or the NAV on the date of
    the redemption).....................    5.00%      5.00%
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................    0.50%      0.40%
Distribution (Rule 12b-1) fee...........    1.00%      0.75%
Other expenses..........................    0.57%      0.65%
Total Annual Fund Operating Expenses
  (Gross)...............................    2.07%      1.80%
Waiver..................................    0.72%(1)   0.45%(2)
Net Annual Fund Operating Expenses......    1.35%      1.35%

                                           NORWEST      WF
                                          ADVANTAGE  MINNESOTA
                                          MINNESOTA  TAX-FREE
                                          TAX-FREE   PRO FORMA
                                          ---------  ---------
CLASS I
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................     None       None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original
    purchase or the NAV on the date of
    the redemption).....................     None       None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................    0.50%      0.40%
Distribution (Rule 12b-1) fee...........    0.00%      0.00%
Other expenses..........................    0.54%      0.45%
Total Annual Fund Operating Expenses
  (Gross)...............................    1.04%      0.85%
Waiver..................................    0.44%(1)   0.25%(2)
Net Annual Fund Operating Expenses......    0.60%      0.60%


------------------------


(1)  Fee waiver is voluntary and may be reduced or eliminated at any time.
(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of Board of Trustees.



EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                           NORWEST         WF
                                          ADVANTAGE    MINNESOTA
                                          MINNESOTA     TAX-FREE
                                           TAX-FREE    PRO FORMA
                                          ----------   ----------
CLASS A
One Year................................    $  509       $  509
Three Year..............................    $  730       $  720
Five Year...............................    $  970       $  949
Ten Year................................    $1,656       $1,605

CLASS B
One Year................................    $  637       $  637
Three Year..............................    $  879       $  823
Five Year...............................    $1,247       $1,133
Ten Year................................    $1,963       $1,776

CLASS I
One Year................................    $   61       $   61
Three Year..............................    $  287       $  246
Five Year...............................    $  531       $  447
Ten Year................................    $1,231       $1,026

    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                                  NORWEST                   WF
                                                 ADVANTAGE           PRIME INVESTMENT
                                           READY CASH INVESTMENT       MONEY MARKET
                                          (PUBLIC ENTITIES SHARES)      PRO FORMA
                                          ------------------------   ----------------
CLASS SERVICE
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................               None                   None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................               None                   None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................              0.33%                  0.10%
Distribution (Rule 12b-1) fee...........              0.00%                  0.00%
Other expenses..........................              0.56%                  0.61%
Total Annual Fund Operating Expenses
  (Gross)...............................              0.89%                  0.71%
Waiver..................................              0.34%(1)               0.16%(2)
Net Annual Fund Operating Expenses......              0.55%                  0.55%


------------------------


(1)  Fee waiver is voluntary and may be reduced or eliminated at any time.
(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of Board of Trustees.



EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                                   NORWEST                   WF
                                                  ADVANTAGE           PRIME INVESTMENT
                                            READY CASH INVESTMENT       MONEY MARKET
                                          (PUBLIC ENTITIES SHARES)        PRO FORMA
                                          -------------------------   -----------------
CLASS I
One Year................................            $   56                   $ 56
Three Year..............................            $  250                   $211
Five Year...............................            $  460                   $379
Ten Year................................            $1,065                   $867

    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                                          WF
                                                         100%
                                           NORWEST     TREASURY
                                          ADVANTAGE  MONEY MARKET
                                          TREASURY    PRO FORMA
                                          ---------  ------------
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................     None           None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original
    purchase or the NAV on the date of
    the redemption).....................     None           None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................    0.15%          0.35%
Distribution (Rule 12b-1) fee...........    0.00%          0.00%
Other expenses..........................    0.39%          0.20%
Total Annual Fund Operating Expenses
  (Gross)...............................    0.54%          0.55%
Waiver..................................    0.08%(1)       0.09%(2)
Net Annual Fund Operating Expenses......    0.46%          0.46%


------------------------


(1)  Fee waiver is voluntary and may be reduced or eliminated at any time.
(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of Board of Trustees.



EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                                            WF
                                           NORWEST     100% TREASURY
                                          ADVANTAGE    MONEY MARKET
                                           TREASURY      PRO FORMA
                                          ----------   -------------
CLASS I
One Year................................     $ 47           $ 47
Three Year..............................     $165           $167
Five Year...............................     $294           $298
Ten Year................................     $669           $681

                                   EXHIBIT B
                    TRUSTEES OF THE WELLS FARGO FUNDS TRUST



NAME                           AGE      OCCUPATION
-------------------------      ---      ------------------------------------------------------------------------------
Robert C. Brown                    67   Board member of NAF Funds since 1992; member of the Valuation Board Committee.
                                        Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System
                                        Financial Assistance Corporation since February 1993. Prior thereto, he was
                                        Manager of Capital Markets Group, Norwest Corporation, until 1991. Lives in
                                        Sarasota, Florida.

Donald H. Burkhardt                72   Board member of NAF Funds since 1992; Chairman of the Audit Board Committee and member of the Nominating Board Committee. Principal of the Burkhardt Law
                                        Firm. Lives in Denver, Colorado.

Jack S. Euphrat                    76   Board member of SC Funds since inception in 1991; member of the Audit and
                                        Nominating Committees. Private Investor. Lives in Atherton, California.

Thomas S. Goho                     57   Board member of SC Funds since inception in 1991; Chairman of the Nominating
                                        Committee and member of the Audit Committee. Associate Professor of Finance of
                                        the School of Business and Accounting at Wake Forest University since 1982.
                                        Lives in Winston-Salem, North Carolina.

Peter G. Gordon                    56   Board member of SC Funds since 1998; Chairman of the Audit Committee and member of the Nominating Committee. Chairman and Co-Founder of Crystal Geyser
                                        Water Company and President of Crystal Geyser Roxane Water Company since 1977.
                                        Lives in Mill Valley, California.

W. Rodney Hughes                   72   Board member of SC Funds since inception in 1991. Private investor. Lives in
                                        San Rafael, California.

Richard M. Leach                   65   Board member of the Norwest Advantage Fund family since inception; member of the Audit and Nominating Committees. President of Richard M. Leach Associates
                                        (a financial consulting firm) since 1992. Prior thereto, he was Senior Adviser of Taylor Investments (a registered investment adviser).

J. Tucker Morse                    54   Board member of SC Funds since inception in 1991. Chairman of Home Account
                                        Network, Inc.; Chairman of Renaissance Properties Ltd.; President of Morse
                                        Investment Corporation; Co-Managing Partner of Main Street Ventures. Lives in
                                        Charleston, South Carolina.

Timothy J. Penny                   46   Board member of NAF Funds since 1995; member of the Nominating and Audit Board
                                        Committees. Senior Counsel to the public relations firm of Himle-Horner since
                                        January 1995 and Senior Fellow at the Humphrey Institute, Minneapolis,
                                        Minnesota (a public policy organization) since January 1995. Prior thereto, he was Representative to the United States Congress from Minnesota's First
                                        Congressional District. Lives in Waseca, Minnesota.

Donald C. Willeke                  58   Board member of NAF Funds since 1995; member of the Nominating and Audit Board
                                        Committees. Principal of the law firm of Willeke & Daniels. Lives in
                                        Minneapolis, Minnesota.

                                   EXHIBIT C
                               OUTSTANDING SHARES



NAME OF PORTFOLIO AND CLASS
-----------------------------------------------------------------------------
NAF Diversified Equity
  Class A shares.............................................................        1,437,013
  Class B shares.............................................................        2,298,294
  Class C shares.............................................................            9,701
  Class I shares.............................................................       33,776,496

NAF Performa Disciplined Growth
  Class I Shares.............................................................        4,767,959

NAF Diversified Small Cap
  Class A shares.............................................................          159,311
  Class B shares.............................................................           50,236
  Class I shares.............................................................        6,504,775

NAF Growth Equity
  Class A shares.............................................................          491,216
  Class B shares.............................................................          539,875
  Class C shares.............................................................            1,580
  Class I shares.............................................................       25,767,629

NAF Index
  Class I Shares.............................................................       20,825,555

NAF International
  Class A shares.............................................................          129,274
  Class B shares.............................................................           87,480
  Class I shares.............................................................       11,872,374

NAF Large Company Growth
  Class A shares.............................................................        3,181,365
  Class B shares.............................................................        2,619,035
  Class I shares.............................................................       11,642,367

NAF Small Cap Opportunites
  Class A shares.............................................................          236,872
  Class B shares.............................................................          212,405
  Class I shares.............................................................        9,968,926

NAF Performa Small Cap Value
  Class I Shares.............................................................        2,097,672

NAF Small Company Growth
  Class I Shares.............................................................       20,800,748

NAF WealthBuilder II Growth..................................................        1,005,317

NAF WealthBuilder II Growth and Income.......................................          901,775

NAF Aggressive Balanced-Equity
  Class I Shares.............................................................        2,351,960

NAF Growth Balanced
  Class A shares.............................................................          100,969
  Class B shares.............................................................          257,958

NAME OF PORTFOLIO AND CLASS
-----------------------------------------------------------------------------
  Class C shares.............................................................           33,924
  Class I shares.............................................................       27,376,799

NAF Moderate Balanced
  Class I Shares.............................................................       21,864,066

NAF WealthBuilder II Growth Balanced.........................................        2,054,878

NAF Diversified Bond
  Class I Shares.............................................................        6,820,124

NAF Stable Income
  Class A shares.............................................................          979,048
  Class B shares.............................................................          223,147
  Class I shares.............................................................       17,330,011

NAF Strategic Income
  Class I Shares.............................................................       13,438,760

NAF Colorado Tax-Free
  Class A shares.............................................................        3,790,004
  Class B shares.............................................................          980,565
  Class I shares.............................................................        4,525,321

NAF Limited Term Tax-Free
  Class I Shares.............................................................        8,248,418

NAF Minnesota Intermediate Tax-Free
  Class I Shares.............................................................       22,416,043

NAF Minnesota Tax-Free Fund
  Class A shares.............................................................        3,423,479
  Class B shares.............................................................        1,972,866
  Class I shares.............................................................        2,383,619

NAF Ready Cash Investment (Public Entity Shares)
  Institutional Shares.......................................................       59,009,001

NAF Treasury
  Institutional Shares.......................................................    1,623,798,555

                                    APPENDIX

STAGECOACH FUNDS, INC.        NORWEST ADVANTAGE FUNDS
111 CENTER STREET             TWO PORTLAND SQUARE
LITTLE ROCK, AR 77201         PORTLAND, ME O4101

    BY MY SIGNATURE BELOW, I APPOINT R. GREG. FELTUS, RICHARD H. BLANK, JR. AND MICHAEL W. NOLTE (OFFICERS OF STAGECOACH FUNDS, INC.), THOMAS G. SHEEHAN, DON L. EVANS AND DAVID I. GOLDSTEIN (OFFICERS OF NORWEST ADVANTAGE FUNDS) AS MY PROXIES AND ATTORNEYS TO VOTE ALL FUND SHARES OF THE PORTFOLIO(S) IDENTIFIED BELOW THAT I AM ENTITLED TO VOTE AT THE SPECIAL MEETING(S) OF SHAREHOLDERS OF STAGECOACH FUNDS, INC. (THE "SC FUNDS") AND NORWEST ADVANTAGE FUNDS (THE "NAF FUNDS") TO BE HELD AT THE OFFICES OF MORRISON & FOERSTER LLP, 2000 PENNSYLVANIA AVENUE, N.W., WASHINGTON, D.C. ON THURSDAY, AUGUST 5, 1999 AT 10:00 A.M. (EASTERN TIME), AND AT ANY ADJOURNMENTS OF THE MEETING. THE PROXIES SHALL HAVE ALL THE POWERS THAT I WOULD POSSESS IF PRESENT. I HEREBY REVOKE ANY PRIOR PROXY, AND RATIFY AND CONFIRM ALL THAT THE PROXIES, OR ANY OF THEM, MAY LAWFULLY DO. I ACKNOWLEDGE RECEIPT OF THE NOTICE OF SPECIAL SHAREHOLDERS MEETING AND THE COMBINED PROXY STATEMENT DATED MAY 25, 1999.

    THIS PROXIES SHALL VOTE MY SHARES ACCORDING TO MY INSTRUCTIONS GIVEN BELOW WITH RESPECT TO THE PROPOSAL. IF I DO NOT PROVIDE AN INSTRUCTION, I UNDERSTAND THAT THE PROXIES WILL VOTE MY SHARES IN FAVOR OF THE PROPOSAL. THE PROXIES WILL VOTE ON ANY OTHER MATTER THAT MAY ARISE IN THE MEETING ACCORDING TO THEIR BEST JUDGMENT.

    THIS PROXY IS SOLICITED BY THE BOARDS OF DIRECTORS AND TRUSTEES OF SC AND NAF FUNDS, WHICH UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

    PLEASE VOTE BY CHECKING THE APPROPRIATE BOX:

    1. To reorganize the Fund into a Fund of Wells Fargo Funds Trust, a new Delaware business trust.

    / / FOR                        / / AGAINST                       / / ABSTAIN

Name of Fund ------------------------------    --------------------------------------------
                                               Signature of Shareholder

No. of Shares -------------------------------
                                               --------------------------------------------
                                               Signature of Shareholder

NOTE: PLEASE MAKE SURE THAT YOU COMPLETE, SIGN AND DATE YOUR PROXY CARD. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON YOUR ACCOUNT. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE YOUR FULL TITLE AS SUCH. EACH JOINT OWNER SHOULD SIGN PERSONALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER.


FOR YOUR CONVENIENCE, YOU MAY VOTE BY ENCLOSING THE PROXY BALLOT IN THE ENCLOSED POSTAGE PAID ENVELOPE, OR BY FAXING IT TO D.F. KING & CO., INC. AT 1-212-269-2796. YOU ALSO MAY VOTE BY CALLING D.F. KING & COMPANY TOLL-FREE AT 1-800-690-6903 24 HOURS A DAY, OR ON THE INTERNET AT WWW.PROXYVOTE.COM. A CONFIRMATION OF YOUR TELEPHONE OR FAXED VOTE WILL BE MAILED TO YOU.